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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 3, 2004
                                                         -----------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                       1-8769                         31-4362899
 ---------------              ----------------               ------------------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b).      Not applicable.

         (c).     Exhibits.

                  Exhibit No.     Description
                  -----------     -----------
                      99          News Release issued by R. G. Barry Corporation
                                  on February 3, 2004



ITEM 9.  REGULATION FD DISCLOSURE.

         On February 3, 2004, R. G. Barry Corporation (the "Company") issued a news release reporting that it has been advised by its bank that it will not consider further amending of the Company's credit agreement to increase the availability of funding under that agreement and that the Company is actively seeking alternative forms of financing. A copy of the news release is attached as Exhibit 99 hereto and is incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     R. G. BARRY CORPORATION



Dated: February 4, 2004              By: /s/ Daniel D. Viren
                                         ----------------------------------
                                         Daniel D. Viren
                                         Senior Vice President - Finance,
                                         Chief Financial Officer,
                                         Secretary and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 3, 2004

                             R. G. Barry Corporation

Exhibit No.          Description
-----------          -----------
    99               News Release issued by R. G. Barry Corporation on
                     February 3, 2004




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